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                                                                   EXHIBIT 10.12

                     AMENDMENT NO. 2 TO LICENSING AGREEMENT


This Amendment No 2 to licensing Agreement (this "Amendment"), dated as of July 31, 1998 is entered into by and between the Dana-Farber Cancer Institute, Inc., a Massachusetts non-profit corporation ("DFCI"), and Corixa Corporation, a Delaware corporation ("Corixa").


                                    RECITALS


A. DFCI and Corixa are parties to that certain Licensing Agreement, dated as of January 1, 1995 (the "License Agreement"), as amended on September 15, 1997, pursuant to which DFCI has granted to Corixa certain rights under the Patent Rights and Technical Information as defined therein.

B.    DFCI and Corixa desire to amend the License Agreement as set forth below.

NOW THEREFORE, the parties hereto agree to amend the License Agreement as follows:


AMENDMENT

1.    DEFINITIONS

Except as otherwise defined herein, capitalized terms used in this Amendment shall have the meanings designated in the License Agreement.

2.    DUE DILIGENCE

      The last line of Section 3.1 shall be deleted and replaced with the following:

      File IND                            By 12/98

3.    FULL FORCE AND EFFECT

Except as amended hereby, the License Agreement shall remain in full force and effect in accordance with its terms.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

DANA-FARBER CANCER INSTITUTE, INC.     CORIXA CORPORATION

By: /s/ RUTH EMYANIZOFF, PH.D.         /s/ MARK MCDADE
    --------------------------------   -------------------------------------
    Ruth Emyanizoff, Ph.D.             Mark McDade
    Director, Office of Technology     Chief Operating Officer
    Transfer


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